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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  September 11, 2000


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                    GUINNESS TELLI*PHONE CORPORATION
                    --------------------------------
          (Exact name of Registrant as specified in its charter)




        Nevada                                      68-0310550
   -------------------------                   --------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)



           655 Redwood Highway #111, Mill Valley, CA  94941
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   Registrant's Telephone Number, including area code   (415) 389-9442




                                   NOT APPLICABLE
                                 ------------------
          (Former name or former address, if changed since last report)


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Item 5.   OTHER EVENTS

Guinness filed an amendment to its Form SB-2 on September 11, 2000 that included a report of independent public accountants dated August 6, 1999, except for Notes 4, 6 and 10, which are as of November 11,
1999.   Guinness has not received a signed consent from its prior
auditors for use of their report on the consolidated financial statements of Guinness Telli*Phone Corporation and Subsidiary at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998 and the period from November 12, 1980 (inception) to December 31, 1998, and investors should not rely on that report when making any investment decisions concerning Guinness.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GUINNESS TELLI*PHONE CORPORATION


Date: September 13, 2000               By:  /s/ Lawrence Guinness
                                       ----------------------------
                                       Lawrence Guinness
                                       President